SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                         _______________


                            FORM 8-K
                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):
                         March 31, 1999


                     REYNOLDS METALS COMPANY
                     -----------------------
     (Exact name of registrant as specified in its charter)




   Delaware                001-01430                54-0355135
   --------                ---------                ----------
(State of Incorporation)  (Commission             (IRS Employer
                          File Number)        Identification Number)




                     6601 West Broad Street
                         P.O. Box 27003
                  Richmond, Virginia 23261-7003
                  -----------------------------
            (Address of Principal Executive Offices,
                       including zip code)


                         (804) 281-2000
                         --------------
      (Registrant's Telephone Number, including area code)

Item 5.  Other Events.
         ------------

As anticipated, on March 31, 1999, the Registrant completed the sales of (1) its Alloys can stock complex in Alabama to Wise Alloys LLC, an affiliate of Wise Metals Co., Inc., and (2) its aluminum extrusion plant in Irurzun, Spain, as well as its distribution operations for architectural systems located in Spain, to an affiliate of Alcoa, Inc.


                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   REYNOLDS METALS COMPANY



                                   By:  /s/ D. Michael Jones
                                       -------------------------
                                        D. Michael Jones
                                        Senior Vice President
                                         and General Counsel

Dated:  April 1, 1999